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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


Date of report (Date of earliest event reported): April 11, 2000



                               HAVEN BANCORP, INC.
             (Exact name of registrant as specified in its charter)



    DELAWARE                        000-21628                   11-3153802
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                  615 MERRICK AVENUE, WESTBURY, NEW YORK 11590
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (516) 683-4100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEMS 1 THROUGH 4.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         The Company and the PL Capital Group entered into an agreement, dated April 7, 2000 (the "Agreement"), which provides for a resolution of the dispute between the Company and the PL Capital Group concerning the appointment of Messrs. Richard Lashley ("Lashley") and Garrett Goodbody ("Goodbody") to the Board of Directors of the Company and the PL Capital Group's proxy solicitation in opposition to the Company's nominees for election to the Board of Directors at the Annual Meeting.

         The Agreement provides, among other things, that (1) each of Messrs. Lashley and Goodbody will be appointed to the Board of Directors of the Company and the Bank (Mr. Lashley to the class of directors that is up for election in 2002 and Mr. Goodbody to the class of directors that is up for election in
2001), and to the Special Committee of the Board of Directors of the Company that is working with Lehman Brothers Inc. to explore strategic alternatives for the Company, and one of Lashley and Goodbody will be appointed to the Loan, Audit, Finance, Compensation and Nomination Committees of the Company and the Bank; (2) Messrs. Lashley and Goodbody will be entitled to the compensation and benefits generally available to the directors of the Company and the Bank; (3) the Board of Directors of the Company shall nominate and support Mr. Goodbody for election to the Board in 2001 and Mr. Lashley for election to the Board in 2002, unless the PL Capital Group or any member thereof shall have submitted to the Company a nomination or a stockholder proposal that is not supported by the Company, or publicly supported such a nomination or proposal; (4) the PL Capital Group will withdraw its preliminary proxy materials filed with the SEC and terminate its proxy solicitation against the Company's nominees for election at the Annual Meeting and will vote all shares of the Company's Common Stock beneficially owned by its members for the Company's nominees for election and for the ratification of the appointment of the Company's independent auditors at the Annual Meeting; (5) the PL Capital Group will not make any statements, public or otherwise, in opposition to, or that would reflect negatively against, the Company, the Bank or any of their directors or officers, or institute litigation against or derivatively on behalf of the Company or the Bank, or any of their respective directors or officers, or provide any funds to, or otherwise support, any third party doing so, until the earlier of the last date for the submission of Board nominations or stockholder proposals for the 2001 Annual Meeting of Stockholders of the Company; and (6) the Company will reimburse the PL Capital Group for all costs and expenses incurred since July 1, 1999 in connection with its proposals for the nomination of Messrs. Lashley and Goodbody to the Board of Directors, or otherwise, up to $150,000. The Agreement will terminate if the Company ceases to exist by reason of merger, sale of assets, liquidation, exchange of shares, or otherwise, or if both Messrs. Lashley and Goodbody cease to be members of the Board of Directors of the Company.

ITEM 6.

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements are required to be filed with this report.

         (b) No Pro forma financial information is required to be filed with this report.



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         (c)      Exhibits

                  The following Exhibits are filed as part of this report:

                   99.1 - Press Release dated April 11, 2000.

                   99.2 - Agreement dated April 7, 2000.



ITEM 8.

         Not Applicable.

ITEM 9.

         Not Applicable.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HAVEN BANCORP, INC.


                                         By:      /s/ Catherine Califano
                                                  ------------------------------
                                                  Catherine Califano
                                                  Senior Vice President and
                                                     Chief Financial Officer



Dated: April 11, 2000



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                                  EXHIBIT INDEX




       EXHIBIT                    Description
       -------                    -----------
         99.1         Press Release dated April 11, 2000.
         99.2         Agreement dated April 7, 2000